UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 14, 2025
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto, California	94304
(Address of principal executive offices)		(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

	On April 14, 2025, HP Inc. (“HP”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, stockholders voted on the three proposals outlined in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 24, 2025 and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected thirteen individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	%(1)	Votes Against	Abstentions	Broker Non-Votes
	Chip Bergh	691,070,712	99.1	6,212,221	943,814	119,490,838
	Bruce Broussard	679,568,872	97.5	17,697,654	960,221	119,490,838
	Stacy Brown-Philpot	690,751,925	99.1	6,525,881	948,941	119,490,838
	Stephanie A. Burns	694,668,807	99.6	2,625,367	932,573	119,490,838
	Mary Anne Citrino	693,505,639	99.5	3,803,763	917,345	119,490,838
	Richard Clemmer	693,260,773	99.4	3,988,316	977,658	119,490,838
	Fama Francisco	695,019,778	99.7	2,242,067	964,902	119,490,838
	Enrique Lores	680,111,053	97.5	17,194,757	920,937	119,490,838
	David Meline	687,500,610	98.6	9,764,736	961,401	119,490,838
	Judith Miscik	690,709,409	99.1	6,605,537	911,801	119,490,838
	Gianluca Pettiti	695,135,734	99.7	2,071,908	1,019,105	119,490,838
	Kim K.W. Rucker	688,850,056	98.8	8,426,335	950,356	119,490,838
	Songyee Yoon	695,155,930	99.7	2,049,583	1,021,234	119,490,838

	Proposal 2
	HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2025 as set forth below.

	Votes For	%(2)	Votes Against	Abstentions
	765,041,860	93.6	51,402,923	1,272,802

	Proposal 3
	HP’s stockholders approved, by advisory vote, HP’s named executive officer compensation as set forth below:

	Votes For	%(2)	Votes Against	Abstentions	Broker Non-Votes
	654,425,815	93.7	39,427,880	4,373,052	119,490,838

(1)	Represents the votes "For" the director nominee as a percentage of all shares voted "For" or "Against" such director nominee.
(2)	Represents the votes "For" the proposal as a percentage of all shares present and entitled to vote on such proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 17, 2025	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	SVP, Deputy General Counsel, Corporate and Corporate Secretary